Exhibit (q)

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ Paul M. Colonna
Paul M. Colonna

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ Michael J. Cosgrove
Michael J. Cosgrove

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ Kathryn D. Karlic
Kathryn D. Karlic

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ Ralph R. Layman
Ralph R. Layman

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ Judith A. Studer
Judith A. Studer

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ Donald W. Torey
Donald W. Torey

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ John J. Walker
John J. Walker

POWER OF ATTORNEY

I, the undersigned Trustee of Elfun Trusts (the “Fund”), hereby constitute and appoint Matthew J. Simpson and Jeanne M. La Porta, and each of them severally, my true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign one or more post-effective amendments to the Fund’s registration statement on Form N-1A (File No. 2-21301) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, any registration statement of the Fund on Form N-14, any and all amendments to such registration statements, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration of the Fund and its shares of beneficial interest, without limitation, granting unto said attorneys-in-fact, and each of them severally, full power and authority to do or cause to be done each and every act and thing requisite and necessary in order to effectuate the same as fully to all intents and purposes as they might do or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of April, 2008.

/s/ David Wiederecht
David Wiederecht